UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010

GREATBATCH, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 759-5600

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John P. Wareham has notified the Registrant that, due to personal considerations, he will not stand for re-election at the Registrant’s 2010 Annual Meeting of Stockholders. Mr. Wareham will complete his current term as a director of the Registrant, which continues until the 2010 Annual Meeting of Stockholders, currently scheduled to be held on May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 13, 2010	GREATBATCH, INC.

By: /s/ Timothy G. McEvoy
Timothy G. McEvoy
Vice President, General Counsel & Secretary